Exhibit 99.1

Driving Sustainable Growth, Delivering Long-term Value Jim Davis Chairman, CEO, and President J.P. Morgan Healthcare Conference January 12, 2026 Quest Diagnostics

Safe harbor disclosure The statements in this presentation that are not historical facts may be forward-looking statements. Readers and listeners are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations, or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, uncertain and volatile economic conditions, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government policies, including related to trade, and regulations, changing relationships with customers, payers, suppliers, or strategic partners, acquisitions, and other factors discussed in the company's most recently filed Annual Report on Form 10-K and in any of the company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports. In the following presentation, references to adjusted EPS refer to adjusted diluted EPS. Any references to operating margin(s) refer to adjusted operating income as a percentage of net revenues. Any references to free cash flow refer to cash flow from operations less capital expenditures.

WHY WE EXIST PURPOSE The Quest Way STRATEGY HOW WE GROW CULTURE HOW WE WORK PURPOSE WHY WE EXIST Working together to create a healthier world, one life at a time STRATEGY HOW WE GROW We are connecting consumers and clinicians to innovative, affordable, and actionable insights that illuminate every person's path to better health, at every stage of life. CULTURE HOW WE WORK The 5Cs Customer first Care Collaboration Continuous improvement Curiosity

Quest Diagnostics is at the center of healthcare

50% US hospitals and physicians served annually	**1/3** US adults served annually	**~217M** requisitions in 2024	**~8K** patient access sites **~5K** vehicles	**>90%** of insured lives in the US
>80B patient data points	**>55K** employees	**~850** MDs/PhDs	**~1,600** patents/ patents pending	**Global** including in Canada through LifeLabs®

~$11B in estimated 2025 revenues

4

Quest Diagnostics®

Our lab testing informs every stage of a person's health journey Risk evaluation What is my risk of getting a disease? Periodic screening How is my overall health? Diagnosis What is making me sick? Prognosis What direction wil my sickness take? Therapy selection What therapy is best for me? Therapy monitoring Is my therapy working? Follow-up care Is my success sustainable? Prevention and wellness testing Chronic disease and sick-care testing

Growing healthcare trends continue to favor Quest Demographic shifts- older, sicker population Innovations in lab diagnostics Greater adoption of AI and automation Consumer focus on prevention and wellness

We are well positioned in the nearly $90 billion US lab market Physician Channel $58B POL 11% Quest 12% Hospital Outreach 35% Other independent Labs 42% 2% - 4% CAGR 2024 Total US Lab Market $89B Physician 65% Hospital 35% 1% - 3% CAGR Hospital Channel $31B Quest 6% Other Ind Labs 14% Other Hospital 80% 1% - 2% CAGR

And, we are positioned for growth in Canada's lab market

2024 Total Canadian Lab Market

~$5B


LifeLabs
13%
Community
Labs
8%
Hospital/Public
Health
79%

~3% CAGR


British
Columbia
Saskatchewan
Ontario

41M people

- Leading provider of clinical laboratory testing in Canada
- Headquartered in Toronto
- 5 primary labs and 350 collection centers

Strong growth opportunities in Canada

- Broadening access to lab services, including advanced diagnostics
- Expanding into new provinces
- Increasing consumer interest

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Our strategy supports above-market growth in key channels

Physicians	Hospitals	High-growth areas
4% - 5% CAGR	**5% - 6%** CAGR	**>20%** CAGR
• Capitalize on expanded health plan network access • Extend geographic reach • Serve as a partner of choice for large enterprise customers	• Deliver scaled reference testing • Provide Collaborative Lab Solutions • Expand in new geographies through outreach acquisitions	• Grow consumer-initiated testing • Support life sciences partners with testing and services • Deliver data analytics insights

Lead in advanced diagnostics through science and innovation

Deliver a better customer experience and productivity improvements through technology

Long-term outlook beyond 2025:
4% - 5% revenue CAGR and 7% - 9% adjusted EPS CAGR

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Quest Diagnostics®

Our unique strengths enable us to capitalize on physician market trends

Physician employment trends



CAGR
Independent
35%
22%
-11%
Corporate entity
17%
23%
+8%
Health System
48%
55%
+3%
2020
2024

Enterprise accounts

Summit Health CityMD · Oak St. Health · Optum · minute clinic · duly Health and Care

Healthcare provider and executive needs

- Scaled, efficient diagnostic testing to alleviate staff burden and gain external expertise
- Reduced cost in testing capital and infrastructure--and minimized regulatory risks
- Access to technology, automation, and broader menus of advanced testing
- Optimized billing, reimbursement, and insurance in-network status for test coverage
- Ability to focus on quality patient care with faster turnaround time and greater reliability

Our strengths enable us to meet each of these needs

Scale	Broad access (PSCs, IOPs)	Clinical innovation	Health plan access	Value

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Quest Diagnostics®

We help hospitals improve quality, efficiency, and access to capital

Reference testing

- Comprehensive menu across continuum of care for one-stop shop
- Reduces the need for hospitals to invest in advanced technologies
- **Approximately $1.2B** in revenues today

Collaborative Lab Solutions (CoLab)

- Professional lab management and related services based on expertise and scale
- **~$800M** in revenues in 2025
- **~$1B** in revenues in 2026 including Corewell Health

Outreach/JVs

- Access to capital to invest in core assets
- Continued access to diagnostic innovation
- Enhanced affordability

Note: CoLab previously known as Professional Lab Services.

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Quest Diagnostics®

Quest is the lab engine for the growing wellness industry ~$100M direct Quest ~250M annual revenue ~150M partners Function WHOOP Hims&hers OURA Behavioral Change Biometric data from device Biomarker data from lab Provider direction

We expect advanced diagnostic tests in 5 key clinical areas to deliver double-digit growth

Advanced Cardiometabolic Health

- ApoB
- Lipoprotein(a)
- Insulin resistance panel with score

Autoimmune Disorders

- ANAlyzeR® primary care screening
- Therapy guidance (RA, IBD)

Brain Health

- AD-Detect® Alzheimer's disease blood testing
- New liquid biomarkers

Oncology

- Haystack MRD®
- IsoPSA®
- STEP500 liquid and tissue

Women's & Reproductive Health

- QNatal® Advanced (NIPS)
- QHerit® carrier screening

In these 5 areas, advanced diagnostic tests expected to generate ~$1 billion in 2025

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Quest Diagnostics®

We continue to improve quality, productivity, and customer experience 3% annual productivity and cost savings target through Invigorate Onboard Order Collect Transport Test Result Bill Service People Customer-centric and highly engaged employees driving performance and innovation Process Lean, standardized, and digital processes powering experience and productivity Technology Automation, AI, and new software tools enabling operational excellence

Driving productivity across the order-to-cash value stream... Onboard Order Collect Transport Test Result Bill Service Accounts set up within 3 days Electronic order rate Patients served per FTE per day Non-productive stops Requisitions per day per FTE MyQuest® result views eBills delivered Calls per 100 requisitions 8% 4% 8% 19% 5% 51% 45% 26% … while improving customer and patient satisfaction All productivity improvements compared to 2022 performance through YTD November 2025, except MyQuest®result views and eBills delivered, which are compared to 2023 performance; reqs per day per FTE excludes COVID

Enhancing quality, efficiency, and experiences with automation and AI Inside the lab Increasing efficiency and productivity 1 Roche Front End Automation Optimizing specimen management 2 Driving productivity in specimen management accessioning Driving productivity in specimen management accessioning 3 Hologic Digital Cytology AI Driving cytotechnologist productivity through AI-driven prioritization Outside the lab Enhancing customer service and experience 1 Customer Service chatbot Supporting customer service interactions with expanded AI functionality 2 Logistics Virtual Agent Reducing routine calls in our Logistics Operation Center 3 Dynamic route optimization End-to-end logistics solution enabling AI-driven dynamic route optimization

M&A is a key strategy for our growth Over the last 3 years, we've deployed ~$2.8B in capital to generate over $1B in annual revenue Regional independent labs Health system outreach labs Capability-building assets ~50% of capital deployed ~30% of capital deployed ~20% of capital deployed Targeted financial criteria Accretive to adj EPS in year 1 Accretive to ROIC (at least 10%) by year 3

Building new capabilities through strategic partnerships FRESENIUS MEDICAL CARE Provides end-stage renal disease (ESRD) dialysis testing for over 2,600 dialysis centers serving 200,000+ US patients Built dialysis-related water testing capabilities Leverages Quest's national network to enable near-access services Daytime testing optimizes lab utilization Faster results for some dialysis-related testing for patients Greater value for Fresenius Medical Care Improved access to the dialysis market for Quest

We will maintain a disciplined capital deployment strategy

Targeted capital deployment 2025-2027

$4.5B - $5.0B operating cash flow

$1.5B - $1.7B capital expenditures (~4.5% of revenue)

$3.0B - $3.3B free cash flow

~$1.5B acquisitions	~$1.0B dividends	~$0.7B share repurchases
Drives 1% - 2% revenue growth	Steady annual growth	Offset option dilution

Majority of FCF to shareholders

Consistent with what the company shared at its March 2025 Investor Day.

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Quest Diagnostics®

Our long-term outlook beyond 2025 assumes steady revenue and earnings growth Total revenues 4% - 5% CAGR Includes 1% - 2% growth from new acquisitions Operating margins +75 to +150 basis points by the end of 2027 Adjusted EPS* 7% - 9% CAGR Free cash flow Free cash flow growth commensurate with earnings growth Adjusted EPS growth plus our dividend yield expected to deliver a high single-digit to low double-digit CAGR The lab market is expected to remain strong driven by health trends and diagnostic innovation

Key takeaways The lab market is expected to remain strong driven by health trends and diagnostic innovation Our proven strategy, innovation, and scale position us to generate above-market growth Our operational strategy is designed to enhance quality, customer experiences, and productivity M&A is a key strategy for growth, and we will maintain a disciplined capital deployment strategy Long-term outlook beyond 2025: 4% - 5% revenue CAGR and 7% - 9% adjusted EPS CAGR

Note on Non-GAAP Financial Measures As used in this presentation, the term "reported" refers to measures under accounting principles generally accepted in the United States ("GAAP"). The term "adjusted" refers to non-GAAP operating performance measures that exclude special items such as restructuring and integration charges, amortization expense, gains and losses on investments, and excess tax benefits ("ETB") associated with stock-based compensation. The company has provided discussion of projected operating margin, which is adjusted operating income as a percentage of net revenues, and a compound annual growth rate projection beyond 2025 of 7% - 9% for adjusted diluted earnings per share ("EPS"), which are non-GAAP measures. The company is unable to present a reconciliation of adjusted operating income as a percentage of net revenues to operating income as a percentage of net revenues and adjusted diluted EPS to reported diluted EPS, the most comparable GAAP measure, due to the inherent uncertainty and variability in the nature and amount of special items referenced above, and the amount of these items could be significant in any of the associated periods. Non-GAAP measures are presented because management believes those measures are useful adjuncts to GAAP results. Non-GAAP adjusted measures should not be considered as an alternative to the corresponding measures determined under GAAP. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors, to analyze the underlying trends in our business, to establish operational budgets and forecasts, and for incentive compensation purposes. We believe that these non-GAAP measures are useful to investors and analysts to evaluate our performance period over period and relative to competitors as well as to analyze the underlying trends in our business and to assess our performance.